CAPITAL ONE MASTER TRUST (RECEIVABLES)
MONTHLY PERIOD : SEPTEMBER 1999
Beginning of the Month Principal Receivables :                                                                    10,942,791,501.68
                                                                                                                 -------------------
Beginning of the Month Finance Charge Receivables :                                                                  368,973,365.28
                                                                                                                 -------------------
Beginning of the Month Discounted Receivables :                                                                                0.00
                                                                                                                 -------------------
Beginning of the Month Total Receivables :                                                                        11,311,764,866.96
                                                                                                                 -------------------

Removed Principal Receivables :                                                                                                0.00
                                                                                                                 -------------------
Removed Finance Charge Receivables :                                                                                           0.00
                                                                                                                 -------------------
Removed Total Receivables :                                                                                                    0.00
                                                                                                                 -------------------

Additional Principal Receivables :                                                                                   619,653,919.74
                                                                                                                 -------------------
Additional Finance Charge Receivables :                                                                               44,783,108.97
                                                                                                                 -------------------
Additional Total Receivables :                                                                                       664,437,028.71
                                                                                                                 -------------------

Discounted Receivables Generated this Period                                                                                   0.00
                                                                                                                 -------------------

End of the Month Principal Receivables :                                                                          10,665,942,752.17
                                                                                                                 -------------------
End of the Month Finance Charge Receivables :                                                                        368,550,549.32
                                                                                                                 -------------------
End of the Month Discounted Receivables :                                                                                      0.00
                                                                                                                 -------------------
End of the Month Total Receivables :                                                                              11,034,493,301.49
                                                                                                                 -------------------

Excess Funding Account Balance                                                                                                 0.00
                                                                                                                 -------------------
Adjusted Invested Amount of all Master Trust Series                                                                9,383,561,473.32
                                                                                                                 -------------------

End of the Month Seller Percentage                                                                                            12.02%
                                                                                                                 -------------------

CAPITAL ONE MASTER TRUST (DELINQUENCIES AND LOSSES)

MONTHLY PERIOD : SEPTEMBER 1999                                                                ACCOUNTS              RECEIVABLES
                                                                                               --------              -----------
End of the Month Delinquencies :

      30 - 59 Days Delinquent                                                                     163,745.00         197,191,093.48
                                                                                          -------------------    -------------------
      60 - 89 Days Delinquent                                                                      95,922.00         120,172,171.55
                                                                                          -------------------    -------------------
      90 + Days Delinquent                                                                        174,447.00         231,342,072.54
                                                                                          -------------------    -------------------

      Total 30 + Days Delinquent                                                                  434,114.00         548,705,337.57
                                                                                          -------------------    -------------------

      Delinquencies 30 + Days as a Percent of End of the Month Total Receivables                                               4.97%
                                                                                                                 -------------------

Defaulted Accounts During the Month                                                                51,738.00          49,075,904.74
                                                                                          -------------------    -------------------

Annualized Default Rate as a Percent of Beginning of the Month Principal Receivables                                           5.38%
                                                                                                                 -------------------

CAPITAL ONE MASTER TRUST (COLLECTIONS)
MONTHLY PERIOD : SEPTEMBER 1999                                                                COLLECTIONS           PERCENTAGES
                                                                                               -----------           -----------
Total Collections and Gross Payment Rate                                                     1,618,523,885.75                 14.31%
                                                                                          -------------------    -------------------

Collections of Principal Receivables and Principal Payment Rate                              1,395,783,923.98                 12.76%
                                                                                          -------------------    -------------------

      Prior Month Billed Finance Charge and Fees                                               181,180,559.92
                                                                                          -------------------
      Amortized AMF Income                                                                      13,529,664.90
                                                                                          -------------------
      Interchange Collected                                                                     16,401,774.63
                                                                                          -------------------
      Recoveries of Charged Off Accounts                                                        14,621,400.80
                                                                                          -------------------
      Collections of Discounted Receivables                                                              0.00
                                                                                          -------------------

Collections of Finance Charge Receivables and Annualized Yield                                 225,733,400.25                 24.75%
                                                                                          -------------------    -------------------

CAPITAL ONE MASTER TRUST (AMF COLLECTIONS)
MONTHLY PERIOD : SEPTEMBER 1999

Beginning Unamortized AMF Balance                                                                                      60,110,807.26
                                                                                                                 -------------------
+     AMF Slug for Added Accounts                                                               11,891,588.30
                                                                                          -------------------
+     AMF Collections                                                                           10,536,226.42
                                                                                          -------------------
-     Amortized AMF Income                                                                      13,529,664.90
                                                                                          -------------------
Ending Unamortized AMF Balance                                                                                         69,008,957.08
                                                                                                                 -------------------

CAPITAL ONE MASTER TRUST (DISCOUNTED RECEIVABLES)
MONTHLY PERIOD : SEPTEMBER 1999

Gross Principal Payment Rate                                                                           12.76%
                                                                                          -------------------

May 17, 1994   3% Discount of Addition                                                                                 50,184,973.92
                                                                                                                 -------------------
      Total Discounted Receivables Collections as of Beginning of Month                         50,184,973.92
                                                                                          -------------------
      Collections of Discounted Receivables Current Month                                                0.00
                                                                                          -------------------
Discounted Receivables to be Collected                                                                                          0.00
                                                                                                                 -------------------



                                                                                                             /s/ Charles Kim
                                                                                                             -----------------------
                                                                                                             Charles Kim
                                                                                                             Securitization Manager

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